STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is dated as of June __, 2009, by and between Probe Manufacturing, Inc., a Nevada company (the "Seller") and KB Development Group, LLC, a Nevada limited liability company (the "Purchaser").

RECITALS

WHEREAS, On the terms and conditions set forth herein, the Company desires to sell to the Puchaser, and the Purchaser desires to purchase from the Company, shares of the Company’s Common Stock (the “Common Stock”), on the terms and conditions set forth below;

WHEREAS, The Seller is selling 152,000,000 shares of its Common Stock in Probe Manufacturing, Inc to the Purchaser for a total purchase price of $120,000.00, as full payment for said shares.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions hereinafter set forth, the parties hereby agree as follows:

ARTICLE I
TERMS OF PURCHASE AND SALE

1.01.

Sale of the Shares.  At the Closing (as defined in Section 1.03 hereof), subject to the terms and conditions set forth herein, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares.

1.02.

Purchase Price.  Subject to the terms and conditions of this Agreement, in full payment of the purchase price for the Shares, the Purchaser shall pay to the Seller a total of One Hundred Twenty Thousand and No/100 Dollars ($120,000.00) (the "Purchase Price").

1.03.

Closing.

(a)

The closing of the transaction contemplated hereby (the "Closing") shall take place on the date first set forth above by the Purchaser and the Seller delivering, by electronic facsimile transmission (followed by two duplicate signed copies by overnight courier), a signed copy of this Agreement to the Seller’s office at the address set forth in Section 7.02 hereof (the "Closing Date").

(b)

At the Closing, subject to the terms and conditions set forth herein, the Purchaser shall pay and deliver to the Seller the Purchase Price.  The Purchase Price shall be payable to the Seller at the Closing by check or wire transfer in immediately available funds to a bank account designated by the Seller in writing prior to the Closing.

(c)

At the Closing, subject to the terms and conditions set forth herein and following receipt by the Seller of the Purchase Price, the Seller shall deliver or cause to be delivered to the Purchaser stock certificates representing the Shares, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning the Shares in blank.  The Shares shall bear legends giving notice of restrictions on transfer as set forth in Section 7.11 hereof.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchaser as follows:

2.01.

Organization; Good Standing.  Probe Manufacturing, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and Probe Manufacturing has all requisite corporate power and authority under such laws to carry on its business as now conducted.

2.02.

Power and Authority; Effect of Agreement.  The sale of the Shares, the execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Seller.  This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller, in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity.

2.03.

No Conflict.  The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated herein will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with or constitute a default under (a) any provision of law, rule or regulation to which the Seller is subject, (b) any order, judgment or decree applicable to the Seller, (c) any provision of the charter documents of Commerce Planet or (d) any indenture, agreement or other instrument by which the Seller is bound.

2.04.

Title to Shares.

(a)

The Shares will be duly and validly issued by Probe Manufacturing and are to be fully paid and non-assessible.  The Seller owns and has good and marketable title to, and sole record and legal ownership of, the Shares, free and clear of any and all liens, security interests, pledges, mortgages, charges, limitations, claims, restrictions, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "Encumbrances").

(b)

Upon consummation of the Closing, without exception, the Purchaser will acquire from the Seller legal and beneficial ownership of, good and marketable title to, and all rights to vote, the Shares to be sold to the Purchaser by the Seller, free and clear of all Encumbrances.

2.05.

Use of Proceeds.  Seller hereby agrees to use the proceeds of this Agreement to settle certain obligations with creditors pursuant to Exhibit A of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Seller as follows:

3.01.

Power and Authority; Effect of Agreement.  The purchase of the Shares, the payment and delivery of the Purchase Price, the execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Purchaser.  This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity.

3.02.

No Conflict.  The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated herein will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with or constitute a default under (a) any provision of law, rule or regulation to which the Purchaser is subject, (b) any order, judgment or decree applicable to the Purchaser, (c) any provision of the charter documents of the Purchaser or (d) any indenture, agreement or other instrument by which the Purchaser is bound.

3.03.

Accredited Investor.  The Purchaser is an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").

3.04.

Investigation; Economic Risk.  The Purchaser has performed its own due diligence review of Seller and has had access to such financial and other information concerning Seller and the Shares it has deemed necessary in connection with its decision to purchase the Shares.  The Purchaser hereby acknowledges and agrees that, except for the representations and warranties made by the Seller in this Agreement, neither the Seller nor Seller nor any of their respective officers, directors, employees, shareholders, affiliates, attorneys, agents or advisors, has made any representation to it with respect to Seller or the offer or sale of the Shares.

3.05.

Purchase Entirely for Own Account.  The Shares will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Purchaser further represents that it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

3.06.

Exemption from Registration; Restricted Securities.  The Purchaser understands that the sale of the Shares will not be registered under the Securities Act on the basis that such sale provided for in this Agreement is exempt from registration under the Securities Act, and that the reliance of the Seller on such exemption is predicated in part on the Purchaser's representations set forth in this Agreement.  The Purchaser understands that the Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act, and must be held pursuant to the requirements of Rule 144 unless they are subsequently registered or an exemption from such registration is available.

3.07.

No Advertisement.  The Purchaser hereby acknowledges and agrees that neither the Seller nor any of its respective officers, directors, employees, shareholders, affiliates, attorneys, agents or advisors, has offered or sold the Shares to the Purchaser by any form of general solicitation or general advertising, including, but not limited to, (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.08.

Further Limitations on Disposition.  Without in any way limiting the representations set forth above, the Purchaser further agrees, for the benefit of the Seller, not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Seller to be bound by this Article III, and:

(a)

There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)

(i) The Purchaser shall have notified the Seller of the proposed disposition and shall have furnished the Seller with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Seller, the Purchaser shall have furnished the Seller with an opinion of counsel, reasonably satisfactory to the Seller, as applicable, that such disposition will not require registration of the Shares under the Securities Act.  It is agreed that neither the Seller will require opinions of counsel from the Purchaser for transactions made pursuant to Rule 144 under the Securities Act except in unusual circumstances.

ARTICLE IV
COVENANTS OF THE PARTIES

4.01.

Cooperation; Further Assurances.  Prior to the Closing, the Seller and the Purchaser will use all reasonable efforts, and will cooperate with each other, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to comply with applicable state securities laws and to effectuate the transactions contemplated hereby, and will otherwise use all reasonable efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof.  At any time or from time to time after the Closing, at the request of the Seller or the Purchaser, the parties shall execute and deliver any further instruments or documents and take all such further action as may be reasonably necessary in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.

ARTICLE V
CONDITIONS TO CLOSING

5.01.

Conditions to the Obligations of the Seller.  The Seller's obligation to sell the Shares shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a)

Compliance with this Agreement.  The Purchaser shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with on or prior to the Closing Date.

(b)

Payment of Purchase Price.  The Purchaser shall have delivered to the Seller the Purchase Price in accordance with Article I hereof.

5.02.

Conditions to Obligation of Purchaser.  The obligation of the Purchaser to purchase the Shares shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a)

Compliance with this Agreement.  The Seller shall have performed and complied with all agreements, covenants and conditions contained herein that are required to be performed or complied with on or prior to the Closing Date.

(b)

Consents; Permits.  The Seller shall have received all consents, permits, approvals and other authorizations that may be required from, and made all such filings and declarations that may be required with, any person pursuant to any state securities laws, in connection with the transactions contemplated by this Agreement.

ARTICLE VI
TERMINATION PRIOR TO CLOSING

6.01.

Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)

By the mutual written consent of the Seller and the Purchaser; or

(b)

By either the Seller or the Purchaser by written notice, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in default or in breach of this Agreement), if there shall have been a breach by the other party of any of its representations, warranties, covenants or agreements contained herein, which breach results in a failure to satisfy a condition to the terminating party's obligation to consummate the transactions provided herein.

6.02.

Effect on Obligations.  Termination of this Agreement pursuant to this Article VI shall terminate all obligations of the parties hereunder, except for their obligations under Section 7.01 hereof; provided, however, that termination pursuant to clause (b) of Section 6.01 hereof shall not relieve the defaulting or breaching party from any liability to the other party hereto.

ARTICLE VII
MISCELLANEOUS

7.01.

Expenses.  Except as otherwise provided herein, the Purchaser shall pay all costs and expenses incurred by or on behalf of the Purchaser, and the Seller shall pay all costs and expenses incurred by or on behalf of the Seller, in connection with the negotiation of this Agreement and the performance of the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its financial consultants, accountants and legal counsel.

7.02.

Notices.  Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and shall be given (and will be deemed to have been duly given upon receipt) by delivery in person, by electronic facsimile transmission, cable, telegram, telex or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid, as follows:

If to the Seller, to: Probe Manufacturing, Inc. 25242 Arctic Ocean Drive Lake Forest, CA 92630

If to the Purchaser, to: KB Development Group, LLC.

or at such other address for a party as shall be specified by like notice.

7.03.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

7.04.

Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements, discussions, representations, warranties or other communications.

7.05.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.06.

Amendments.  This Agreement may not be amended or modified without the written consent of the Seller and the Purchaser, nor shall any waiver be effective against any party unless in writing executed on behalf of such party.

7.07.

Severability.  If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

7.08.

Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

7.09.

Successors and Assigns.  This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, executors, beneficiaries and permitted assigns of the parties hereto.

7.10.

Confidentiality.  Each party hereto agrees that, except with the prior permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any information or knowledge relating to (a) any provisions of this Agreement, (b) any discussions or negotiations relating to this Agreement and (c) the identity of the parties to this Agreement, except as required by law or any regulatory agencies.  The parties hereto further agree that there shall be no press release or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby, unless the parties otherwise agree in writing.

7.11.

Restrictive Legends.  The certificates representing the Shares will bear the following legends, including legends giving notice of restrictions on transfer as follows:

(a)

THE ISSUANCE OF THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION.  THIS SECURITY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, HYPOTHECATED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNTIL THE SECURITY HAS BEEN REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY HAS BEEN OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)

Any other legends required by applicable state securities laws.

7.12.

Arbitration.  Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Los Angeles County, California before one arbitrator.  The arbitration shall be administered by JAMS, if possible, pursuant to its Streamlined Arbitration Rules and Procedures; if JAMS is not able to conduct the arbitration in California, then arbitration shall be conducted in California by a mutually-agreeable arbitrator utilizing the JAMS Streamlined Arbitration Rules and Procedures.  Judgment on the Award may be entered in any court having jurisdiction.  This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.  The arbitrator may, in the Award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party.  The arbitration Award may be confirmed in any court of competent jurisdiction.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Stock Purchase Agreement to be executed and delivered by the undersigned as of the day and year first above written.

SELLER

PROBE MANUFACTURING, INC.

__________________

__

Barrett Evans, interim CEO

PURCHASER

KD DEVELOPMENT GROUP, LLC

By: __________________     ___

EXHIBIT A

Creditor	Balance March 31, 2009	Settlement Amount
Rufina Zarif	$38,951.00	$10,563.05
Ashford Capital	$52,115.00	$14,132.98
Dennis Benner	$71,720.00	$19,449.62
William Duncan	$25,068.00	$6,798.15
Edward Lassiter	$73,802.00	$20,014.24
Hoa Mai	$9,607.00	$2,605.31
Reza Zarif	$13,221.00	$3,585.38
Frank Kavanaugh	$30,489.00	$8,268.26
Reza Zarif	$127,524.00	$34,583.01
	$442,497.00	$120,000.00